UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2023

Commission File Number	Name of Registrant, Address of Principal Executive Offices and Telephone Number	State of Incorporation	IRS Employer Identification No.
1-16681	Spire Inc. 700 Market Street St. Louis, MO 63101 314-342-0500	Missouri	74-2976504

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock $1.00 par value	SR	New York Stock Exchange LLC

Depositary Shares, each representing a 1/1,000th interest in a share of 5.90% Series A Cumulative Redeemable Perpetual Preferred Stock, par value $25.00 per share	SR.PRA	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 8.01 Other Events.

Spire Inc. (“Spire” or the “Company”) is filing this Current Report on Form 8-K (this “8-K”) to retrospectively revise the consolidated financial statements of the Company that were included in its Annual Report on Form 10-K for the fiscal year ended September 30, 2022 (the “2022 10-K”), as filed with the Securities and Exchange Commission (the “SEC”) on November 16, 2022, in order to give effect to a change in segment reporting. This 8-K will permit Spire to incorporate the retrospectively revised financial statements by reference, or otherwise, in future SEC filings.

As previously disclosed in the Company’s Quarterly Reports on Form 10-Q for the quarters ended December 31, 2022 and March 31, 2023 (as filed with the SEC on February 1, 2023 and May 3, 2023, respectively), beginning with the first quarter of fiscal year 2023, the Company began reporting its operating results through three reportable segments: Gas Utility, Gas Marketing, and Midstream.  Previously, the Company had only two reportable segments, with midstream operations included with all other activities.

In Exhibit 99.1 to this 8-K, pursuant to guidance provided by the staff of the SEC, the Company has updated, to the extent applicable, the following sections of the 2022 10-K to reflect the revised segment presentation:

•	Part I, Item 1 (Business)
•	Part II, Item 7 (Management's Discussion and Analysis of Financial Condition and Results of Operations)
•	Part II, Item 8 (Financial Statements and Supplementary Data)

The information in Exhibit 99.1 of this 8-K updates the 2022 10-K solely for changes in the Company’s reportable segment information and the related impact to segment disclosures. There are no changes to other disclosures presented in the 2022 10-K, including the Company’s previously reported consolidated balance sheets, statements of operations, statements of shareholders’ equity, and statements of cash flows included in the 2022 10-K. Further, there are no changes to the financial statements or other disclosures of the Company's subsidiaries, Spire Missouri Inc. and Spire Alabama Inc., which are presented only for consistency with the combined presentation in the 2022 10-K. No items in the 2022 10-K other than those identified above are being updated by this 8-K. Information in the 2022 10-K is generally stated as of September 30, 2022, and this 8-K does not reflect any subsequent information or events other than the change in segment reporting noted above. Without limiting the foregoing, this 8-K does not purport to update Management’s Discussion and Analysis of Financial Condition and Results of Operations contained in the 2022 10-K for any information, uncertainties, transactions, risks, events, or trends occurring, or known to management, other than the event described above. More current information is contained in the Company’s Quarterly Reports on Form 10-Q for the quarters ended December 31, 2022 and March 31, 2023 and other filings with the SEC. Exhibit 99.1 should be read in conjunction with the 2022 10-K, the Company’s Quarterly Reports on Form 10-Q for the quarters ended December 31, 2022 and March 31, 2023, and any other documents Spire has filed with the SEC since November 16, 2022.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
23.1	Consent of Independent Registered Public Accounting Firm.
99.1	Items from Spire Inc.'s Annual Report on Form 10-K for the year ended September 30, 2022, retrospectively revised solely to reflect recast segment information.
101
Interactive Data Files including the following information from the Annual Report on Form 10-K for the period ended September 30, 2022, formatted in inline extensible business reporting language (“Inline XBRL”): (i) Cover Page Interactive Data and (ii) the Financial Statements listed on the first page of Item 8.

104	Cover Page Interactive Data File (formatted in Inline XBRL and included in the Interactive Data Files submitted under Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Spire Inc.

Date:	June 6, 2023	By:	/s/ Steven P. Rasche
Steven P. Rasche Executive Vice President and Chief Financial Officer